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                                                                    EXHIBIT 10.3


             AGREEMENT AND RESTATING AMENDMENT TO SECURITY AGREEMENT
             -------------------------------------------------------

     This AGREEMENT AND RESTATING AMENDMENT TO SECURITY AGREEMENT (this "Agreement") is entered into as of this 29th day of April, 2003, by and between Newpark Shipholding Texas, L.P., a Texas limited partnership ("Lender"), and Newpark Shipbuilding - Brady Island, Inc., a Texas corporation formerly known as Newpark Shipbuilding and Repair, Inc. ("Borrower"), with reference to the following facts:

     A. Borrower purchased certain assets from Lender pursuant to that certain Agreement for Purchase and Sale of Assets dated as of August 29, 1996 (the "Purchase Agreement"), and a portion of the purchase price for the assets purchased thereunder is represented by that certain Promissory Note dated as of August 29, 1996, made by Borrower payable to the order of Lender, in the original amount of $8,534,000 (the "Promissory Note"). In connection therewith, the parties hereto entered into that certain Prepayment Letter dated as of August 29, 1996, with respect to prepayment of the Promissory Note (the "Prepayment Letter").

     B. The obligations of Borrower under the Promissory Note, and certain other obligations, are secured pursuant to (i) that certain Security Agreement, dated as of August 29, 1996, between Borrower, as debtor, and Lender, as secured party (the "Security Agreement"), (ii) that certain Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated as of August 29, 1996, executed by Borrower to James A. Johnson, as Trustee, for the benefit of Lender (the "Deed of Trust"), and (iii) that Certain Second Preferred Fleet Mortgage dated as of August 29, 1996, executed by Borrower for the benefit of Lender (the "Ship Mortgage").

     C. Lender and Borrower have amended certain of the terms of the Promissory Note, the Security Agreement and the Prepayment Letter (collectively, as amended, the "Original Documents") pursuant to a certain First Amendment to Promissory Note, Security Agreement and Prepayment Letter dated as of February 20, 2001 the ("First Amendment"), and a certain Second Amendment to Promissory Note, Security Agreement and Prepayment Letter dated as of February 7, 2002 (the "Second Amendment").

     D. The amounts owed under the Promissory Note are guaranteed pursuant to that certain Guaranty dated as of August 29, 1996, made by First Wave Marine, Inc., a Delaware corporation ("First Wave"), for the benefit of Lender (the "First Wave Guaranty").

     E. Foothill Capital Corporation, a California corporation ("Foothill"), has extended a credit facility to First Wave and certain affiliates of First Wave, including Borrower, pursuant to the terms of that certain Second Amended and Restated Loan and Security Agreement dated as of February 7, 2002 (as amended from time to time, the "Foothill Credit Agreement").

     F. In connection with the Foothill Credit Agreement, Lender agreed to subordinate its lien in certain collateral, which it holds as security for obligations under the Promissory Note and otherwise, to the lien of Foothill in said collateral, all as more particularly set forth in that certain Intercreditor Agreement dated as of February 7, 2002, between Foothill and Lender, as supplemented by that certain letter agreement dated of even date herewith (collectively, the "Intercreditor Agreement").



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     G. First Wave has obtained an additional credit facility from FirWav
Finance, LLC, a Delaware limited liability company, pursuant to a Credit Agreement dated as of January 24, 2003.

     H. Borrower and Lender have agreed to amend the Promissory Note pursuant to that certain Amended and Restated Promissory Note dated of even date herewith (the "Restated Promissory Note") in order to, among other things, extend the maturity date.

     I. In connection with the Restated Promissory Note, Borrower and Lender have further agreed to (i) amend and restate the Prepayment Letter pursuant to that certain Amended and Restated Prepayment Letter dated of even date herewith (the "Restated Prepayment Letter"), (ii) amend the Deed of Trust, the Ship Mortgage and the Security Agreement to provide that each secures the Restated Promissory Note, and (iii) amend the Security Agreement in order to restate the amendments made to the Security Agreement pursuant to the First Amendment and the Second Amendment, all as further described herein.

     NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. In connection with the transactions contemplated by this Agreement, Borrower and Lender, as applicable, shall execute the following documents:

         (a) the Restated Promissory Note;

         (b) the Restated Prepayment Letter;

         (c) a First Amendment to the Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing, which shall amend the Deed of Trust to provide that it secures the Restated Promissory Note;

         (d) an Amendment and Supplement No. 1 to Second Preferred Fleet Mortgage, which shall amend the Ship Mortgage to provide that it secures the Restated Promissory Note; and

         (e) a letter agreement regarding the Intercreditor Agreement.

     2. If (i) the Restated Promissory Note shall have converted to an installment payment schedule after the Term Loan Conversion Date (as defined in the Restated Promissory Note), (ii) the Restated Promissory Note is outstanding immediately prior to a Disposition of Brady Island, and (iii) a Disposition of Brady Island occurs, Borrower shall pay Lender an amount equal to one-third (1/3) of the Excess Net Proceeds, if such amount is a positive number. For the purposes of this paragraph, the following terms shall have the meanings set forth below:

     "BRADY ISLAND SHIPYARD" means that certain shipyard facility and wastewater treatment plant located at 8502 Cypress Street, Houston, Texas 77012.


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     "DISPOSITION OF BRADY ISLAND" means the sale by Borrower of all of the tangible assets of the Brady Island Shipyard or the sale by First Wave of all of its ownership interest in Borrower.

     "EXCESS NET PROCEEDS" means an amount equal to the cash proceeds resulting from the Disposition of Brady Island, minus all expenses incurred in connection therewith, minus all amounts required to be paid to Foothill Capital Corporation under the terms of the Intercreditor Agreement, as amended from time to time, but only to the extent such amounts are attributable to Senior Creditor Priority Collateral (as defined in the Intercreditor Agreement), and minus the remaining unpaid principal amount of and accrued but unpaid interest on the Restated Promissory Note on the date of such disposition.

     3. The terms and provisions of the First Amendment and the Second Amendment are hereby superseded by the terms and provisions of this Agreement in all respects.

     4. The Security Agreement is hereby amended as follows:

         (a) All references in the Security Agreement to the Promissory Note are hereby amended to refer to the Restated Promissory Note.

         (b) Except as hereinafter provided, all references in the Security Agreement to Heller and/or its Credit Agreement with certain affiliates of Borrower are hereby deleted and shall be of no further force and effect; provided, however, that the references in the Security Agreement to said Heller Credit Agreement for the definitions therein shall survive for the limited purpose of such definitions. Furthermore, all references in the Security Agreement to the subordination to Heller and its Credit Agreement are hereby deleted and shall be of no further force and effect.

         (c) Section 1.1 of the Security Agreement is hereby amended to insert the following definitions in alphabetical order:

               (i) "Foothill Credit Agreement" means that certain Second Amended and Restated Loan and Security Agreement dated as of February 7, 2002, among First Wave Marine, Inc., Borrower and Foothill Capital Corporation, among others, as amended from time to time.

               (ii) "Intercreditor Agreement" means that certain Intercreditor Agreement dated as of February 7, 2002, between Foothill Capital Corporation and Lender, as supplemented by that certain letter agreement between Foothill Capital Corporation and Lender dated as of April 29, 2003, and as further amended from time to time.

         (d) The last phrase of the definition of "Event of Default" in Section
1.1 is hereby amended in full read as follows: "or any item which is an "Event of Default" under the Foothill Credit Agreement, including without limitation, the Senior Creditor Agreements (as defined in the Intercreditor Agreement)."

         (e) The definition of "Transaction Documents" is hereby amended in full to read as follows:


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               "'TRANSACTION DOCUMENTS' shall mean the Restated Promissory Note, the Restated Prepayment Letter, this Agreement, the Purchase
          Agreement, the Foothill Credit Agreement, any Senior Creditor Agreements (as defined in the Intercreditor Agreement), and all other instruments, documents and agreements executed by Borrower or any Affiliate of Borrower in connection with the transactions contemplated by any of the foregoing documents, as any of the foregoing documents have previously been or hereafter may be amended, supplemented or otherwise modified from time to time."

         (f) Section 3 of the Security Agreement is hereby amended in full to read as follows:

          "This Agreement secures the prompt and complete payment and performance of the obligations of Borrower under all Transaction Documents (other than the Foothill Credit Agreement and the Senior Creditor Agreements), all obligations of Borrower now or hereafter existing under this Agreement, and all renewals, extension, restructurings and refinancings of any of the above (all such debts, obligations and liabilities of Borrower being collectively referred to herein as the 'Secured Obligations')."

         (g) Section 17 of the Security Agreement is hereby amended in full to read as follows:

          "Any notice or other thing required or desired to be served, given or delivered hereunder shall be deemed validly served, given or delivered upon the deposit thereof in the United States registered or certified mail, postage prepaid, addressed to the party to be notified as follows:

          If to Lender:            NEWPARK SHIPHOLDING TEXAS, L.P.
                                   c/o Newpark Resources, Inc.
                                   3850 N. Causeway Blvd.
                                   Suite 1770
                                   Metairie, Louisiana 70002-1752
                                   Attention:  Vice President - Finance

          With a copy to:          ERVIN, COHEN & JESSUP LLP
                                   9401 Wilshire Boulevard
                                   Ninth Floor
                                   Beverly Hills, California 90212
                                   Attention:  Bertram K. Massing, Esq.

          If to Borrower:          NEWPARK SHIPBUILDING - BRADY ISLAND, INC.
                                   8502 Cypress Street
                                   Houston, Texas 77012
                                   Attention:  President


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          With a copy to:          FIRST WAVE MARINE, INC.
                                   2102 Broadway
                                   Houston, Texas 77012
                                   Attention: General Counsel"

         (h) Section 21 of the Security Agreement is hereby amended in full to read as follows:

          "THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES."

         (i) Section 25 of the Security Agreement is hereby amended in full to read as follows:

          "THIS AGREEMENT AND THE INDEBTEDNESS SECURED HEREBY ARE SUBJECT TO THE TERMS AND PROVISIONS OF THE INTERCREDITOR AGREEMENT."

         (j) Section 26 of the Security Agreement is hereby deleted in its entirety.

     5. Borrower shall give telephonic, fax and written notice to Lender as soon as practicable upon the occurrence of an "Event of Default" under the Foothill Credit Agreement, including under any Senior Creditor Agreements (as defined in the Intercreditor Agreement), or any event which, with notice or lapse of time or both, would become an Event of Default thereunder. Such notice shall be given as follows:

        To Lender:

        NEWPARK SHIPHOLDING TEXAS, L.P.
        c/o Newpark Resources, Inc.
        3850 North Causeway Boulevard
        Suite 1770
        Metairie, Louisiana  70002-1752
        Attention: Vice President-Finance
        Fax No.: 504 833-9506


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        With a mandatory copy to:

        ERVIN, COHEN & JESSUP LLP
        9401 Wilshire Boulevard
        Ninth Floor
        Beverly Hills, California  90212
        Attention: Bertram K. Massing, Esq.
        Fax No.: 301 8592325

     6. Borrower hereby waives all claims, if any, that it may have against Lender for the contracting, charging or receipt of any interest at a rate in excess of the maximum rate permitted by applicable law.

     7. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Agreement and all other documents executed and delivered in connection herewith have been duly authorized by all requisite corporate action on the part of Borrower and do not and will not violate the Articles of Incorporation of Borrower; (b) the representations and warranties contained in the Security Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on this date; (c) no Event of Default under the Security Agreement, as amended hereby, has occurred and is continuing; and (d) Borrower is full compliance with all covenants and agreements contained in the Security Agreement, as amended hereby.

     8. The terms and provisions of this Agreement shall modify and supersede all inconsistent terms and provisions set forth in the Security Agreement. Except as expressly modified and superseded by this Agreement, the Security Agreement is hereby ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Security Agreement, as amended hereby, shall continue to be the legal, valid, binding and enforceable obligation of Borrower, enforceable against it in accordance with its terms.

     9. By its execution hereof, First Wave hereby agrees to cause Borrower to either (i) pay the Restated Promissory Note in full in accordance with its terms, (ii) prepay the Restated Promissory Note as provided in the Prepayment Letter, or (iii) elect to convert the payments due under the Restated Promissory Note as provided therein, and further acknowledges and agrees as follows:

         (a) All references in the First Wave Guaranty to the Security Agreement are hereby amended to refer to the Security Agreement, as amended by this Agreement, and all references to the Promissory Note are hereby amended to refer to the Restated Promissory Note;

         (b) The First Wave Guaranty, as amended hereby, remains in full force and effect in accordance with its terms and is hereby ratified and confirmed in all respects;

         (c) First Wave has no defenses, offsets or claims whatsoever in respect thereof; and


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         (d) First Wave shall not transfer or sell any of its equity interests in Borrower (other than to a wholly-owned subsidiary of First Wave) without selling all of its interests in Borrower.

     10. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Texas without regard to conflict of laws principles.

     11. Borrower hereby represents to lender that as of the date hereof, the unpaid principal amount of the Promissory Note is $8,534,000. Borrower hereby reaffirms its obligations to pay said amount in accordance with the terms of the Restated Promissory Note. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE PROMISSORY NOTE OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER OTHER THAN PURSUANT TO THE AMENDED PREPAYMENT LETTER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE.

     12. Borrower shall, concurrently herewith and from time to time hereafter at the request of Lender, execute and deliver to Lender such documents and instruments as Lender may request, and shall take such other steps as Lender may request, in order to evidence and implement the purpose of this Agreement.

     13. This Amendment may be executed in counterparts, which together shall constitute one and the same document.

     (Remainder of Page Intentionally Left Blank - Signature Page Follows)



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           IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                      NEWPARK SHIPHOLDING TEXAS, L.P.,
                                      a Texas limited partnership
                                      by its General Partner
                                      NEWPARK HOLDINGS, INC.
                                      a Louisiana corporation

                                      By: /s/ Matthew W. Hardey
                                      ------------------------------------------
                                          Matthew W. Hardey
                                          Vice President

                                      NEWPARK SHIPBUILDING - BRADY ISLAND, INC., a Texas corporation


                                      By:     /s/ Frank R. Pierce
                                         ---------------------------------------
                                      Name:   Frank R. Pierce
                                           -------------------------------------
                                      Title:  Authorized Signatory
                                            ------------------------------------



     AGREED TO AND ACCEPTED as of this 29th day of April, 2003, for the limited purposes of the acknowledgements and agreements set forth in Section 9 of this Agreement.

                                      FIRST WAVE MARINE, INC.,
                                      a Delaware corporation


                                      By:     /s/ Frank R. Pierce
                                         ---------------------------------------
                                      Name:   Frank R. Pierce
                                           -------------------------------------
                                      Title:  Sr. V.P. and CFO
                                            ------------------------------------


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